                                                                    Exhibit 4.11

                    Amended and Restated Guaranty Agreement

     This Amended and Restated Guaranty Agreement (the "Guaranty") dated as of this 15 day of May, 1997, by the parties who have executed this Guaranty (such parties, along with any other parties who execute and deliver to the Agent hereinafter identified and defined an agreement in the form attached hereto as Exhibit A, being herein referred to collectively as the "Guarantors" and individually as a "Guarantor").

                                  Witnesseth:

     Whereas, the Guarantors are direct or indirect subsidiaries of Everest Healthcare Services Corporation, a Delaware corporation ("Company"); and

     Whereas, the Company and Harris Trust and Savings Bank ("HTSB"), individually and as agent (HTSB acting as such agent and any successor or successors to HTSB in such capacity being hereinafter referred to as the "Agent") have entered into an Amended and Restated Credit Agreement dated as of even date herewith (such Amended and Restated Credit Agreement as the same may from time to time hereafter be modified, amended or restated being hereinafter referred to as the "Credit Agreement") pursuant to which HTSB and such other lenders from time to time parties thereto (HTSB and such other lenders being hereinafter referred to collectively as the "Lenders" and individually as a "Lender") have extended various credit facilities to the Company (the Agent and the Lenders being hereinafter referred to collectively as the "Guaranteed Creditors" and individually as a "Guaranteed Creditor"); and

     Whereas, the Company may from time to time enter into one or more interest rate exchange, cap, collar, floor or other agreements with one or more of the Lenders party to the Credit Agreement for the purpose of hedging or otherwise protecting the Company against changes in interest rates (the liability of the Company in respect of such agreements with such Lenders being hereinafter referred to as the "Hedging Liability"); and

     Whereas, the Company provides each of the Guarantors with substantial financial, management, administrative, and technical support; and

     Whereas, as a condition to extending the credit facilities to the Company under the Credit Agreement, the Lenders have required, among other things, that the Guarantors execute and deliver this Guaranty; and

     Whereas, each Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Lenders to the Company because, among other things, the Company will reloan all or most of such credit to the Guarantors; and

     Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Company by the Lenders from time to time, each Guarantor hereby makes the following representations and warranties to the Guaranteed Creditors and hereby covenants and agrees with the Guaranteed Creditors as follows:

       1. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

       2. Each Guarantor hereby jointly and severally guarantees to the Guaranteed Creditors, the due and punctual payment when due of (i) any and all indebtedness, obligations and liabilities owing to the Guaranteed Creditors, and any of them, by the Company under or in connection with or evidenced by (w) the Credit Agreement or (x) all notes issued by the Company under the Credit Agreement and any and all notes issued in extension or renewal thereof or in substitution or replacement therefor (collectively, the "Notes") or (y) any instrument or document executed by the Company granting to the Agent a lien on or security interest in any assets or property of the Company or any Guarantor in order to secure repayment of all or any part of the indebtedness, obligations and liabilities owing by the Company or any Guarantor under or in connection with or evidenced by the Credit Agreement or any of the Notes, Applications, Letters of Credit, or Hedging Agreements (the "Collateral Documents,") or (z) any Hedging Liability or any instrument or document executed by the Company in connection therewith (herein, the "Hedging Agreements"), in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired, (ii) the obligations of the Company to reimburse the Guaranteed Creditors, and any of them, for the amount of all drawings on all letters of credit (the "Letters of Credit") issued for the account of the Company pursuant to the Credit Agreement, and all other obligations, whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy), of the Company under any and all applications for such Letters of Credit (each an "Application"; the Notes, the Letters of Credit, the Credit Agreement, the Applications, the Collateral Documents, the Hedging Agreements and any guaranty or security agreement executed by another subsidiary or affiliate of the Company in connection with any of the foregoing being hereinafter collectively referred to as the "Credit Documents"), and (iii) any and all expenses and charges, legal or otherwise, suffered or incurred by the Guaranteed Creditors, and any of them, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor. The indebtedness, obligations and liabilities described in the immediately preceding clauses (i), (ii), and (iii) are hereinafter referred to as the "indebtedness hereby guaranteed". In case of failure by the Company punctually to pay any indebtedness hereby guaranteed, each Guarantor hereby jointly and severally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration or otherwise, and as if such payment were made by the Company. Notwithstanding in this Guaranty to the contrary, the right of recovery against any Guarantor under this Guaranty shall not exceed $1 less the amount which would render such Guarantor's Obligations under this Guaranty void or voidable under applicable law, including fraudulent conveyance law.

       3. Each Guarantor further jointly and severally agrees to pay all reasonable expenses, legal and/or otherwise (including court costs and reasonable attorneys' fees), paid or incurred by any Guaranteed Creditor in endeavoring to collect the indebtedness hereby guaranteed, or any part thereof, and in protecting, defending or enforcing this Guaranty in any litigation, bankruptcy or insolvency proceedings or otherwise.

       4. Each Guarantor agrees that upon demand, such Guarantor will then pay to the Agent for the benefit of the Guaranteed Creditors the full amount of the indebtedness hereby guaranteed then due whether or not any one or more of the other Guarantors shall then or thereafter pay any amount whatsoever in respect to their obligations hereunder.

       5. Each of the Guarantors agrees that such Guarantor will not exercise or enforce any right of exoneration, contribution, reimbursement, recourse or subrogation available to such Guarantor against any person liable for payment of the indebtedness hereby guaranteed, or as to any security therefor, unless and until the full amount owing to the Guaranteed Creditors of the indebtedness hereby guaranteed has been fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The payment by any Guarantor of any amount or amounts to the Guaranteed Creditors pursuant hereto shall not in any way entitle any such Guarantor, either at law, in equity or otherwise, to any right, title or interest (whether by way of subrogation or otherwise) in and to the indebtedness hereby guaranteed or any part thereof or any collateral security therefor or any other rights or remedies in any way relating thereto or in and to any amounts theretofor, then or thereafter paid or applicable to the payment thereof howsoever such payment may be made and from whatsoever source such payment may be derived unless and until all of the indebtedness hereby guaranteed and all costs and expenses suffered or incurred by the Guaranteed Creditors in enforcing this Guaranty have been paid and satisfied in full and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated and unless and until such payment in full and termination, any payments made by any Guarantor hereunder and any other payments from whatsoever source derived on account of or applicable to the indebtedness hereby guaranteed or any part thereof shall be held and taken to be merely payments in gross to the Guaranteed Creditors reducing pro tanto the indebtedness hereby guaranteed.

       6. To the extent permitted by the Credit Agreement, each Guaranteed Creditor may, without any notice whatsoever to any of the Guarantors, sell, assign, or transfer all of the indebtedness hereby guaranteed, or any part thereof, or grant participations therein, and in that event each and every immediate and successive assignee, transferee, or holder of all or any part of the indebtedness hereby guaranteed, shall have the right through the Agent pursuant to Section 19 hereof to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee, or holder as fully as if such assignee, transferee, or holder were herein by name specifically given such rights, powers and benefits; but each Guaranteed Creditor through the Agent pursuant to Section 19 hereof shall have an unimpaired right to enforce this Guaranty for its own benefit, as to so much of the indebtedness hereby guaranteed that it has not sold, assigned or transferred.

       7. This Guaranty is a continuing, absolute and unconditional Guaranty, and shall remain in full force and effect until written notice of its discontinuance executed by the Company and all the Guarantors shall be actually received by the Guaranteed Creditors, and also until any and all of the indebtedness hereby guaranteed which was created or existing before receipt of such notice shall be fully paid and satisfied and each of the commitments by the Guaranteed Creditors to extend any indebtedness hereby guaranteed shall have expired or otherwise terminated. The dissolution of any Guarantor shall not terminate this Guaranty as to such Guarantor until notice of such dissolution shall have been actually received by the Guaranteed Creditors, nor until all of the indebtedness hereby guaranteed, created or existing or committed to be extended in each case before receipt of such notice shall be fully paid and satisfied. The Guaranteed Creditors may at any time or from time to time release any Guarantor from its obligations hereunder or effect any compromise with any Guarantor and no such release or compromise shall in any manner impair or otherwise affect the obligations hereunder of the other Guarantors. No release, compromise, or discharge of any one or more of the Guarantors shall release, compromise or discharge the obligations of the other Guarantors hereunder.

       8. In case of the dissolution, liquidation or insolvency (howsoever evidenced) of, or the institution of bankruptcy or receivership proceedings against the Company or any Guarantor, all of the indebtedness hereby guaranteed which is then existing shall, at the option of the Required Lenders (as defined in the Credit Agreement), immediately become due or accrued and payable from the Guarantors. All payments received from the Company or on account of the indebtedness hereby guaranteed from whatsoever source, shall be taken and applied as payment in gross, and this Guaranty shall apply to and secure any ultimate balance that shall remain owing to the Guaranteed Creditors.

       9. The liability hereunder shall in no way be affected or impaired by (and the Guaranteed Creditors are hereby expressly authorized to make from time to time, without notice to any of the Guarantors), any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or other disposition of any of the indebtedness hereby guaranteed, either express or implied, or of any Credit Document or any other contract or contracts evidencing any thereof, or of any security or collateral therefor or any guaranty thereof. The liability hereunder shall in no way be affected or impaired by any acceptance by the Guaranteed Creditors of any security for or other guarantors upon any of the indebtedness hereby guaranteed, or by any failure, neglect or omission on the part of the Guaranteed Creditors to realize upon or protect any of the indebtedness hereby guaranteed, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of the Company or any Guarantor, possessed by any of the Guaranteed Creditors, toward the liquidation of the indebtedness hereby guaranteed, or by any application of payments or credits thereon. The Guaranteed Creditors shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said indebtedness hereby guaranteed, or any part of same. In order to hold any Guarantor liable hereunder, there shall be no obligation on the part of the Guaranteed Creditors, at any time, to resort for payment to the Company or to any other Guarantor, or to any other person, its property or estate, or resort to any collateral, security, property, liens or other rights or remedies whatsoever, and the Guaranteed Creditors shall have the right to enforce this Guaranty against any Guarantor irrespective of whether or not other proceedings or steps are pending seeking resort to or realization upon or from any of the foregoing are pending.

       10. In the event the Guaranteed Creditors shall at any time in their discretion permit a substitution of Guarantors hereunder or a party shall wish to become Guarantor hereunder, such substituted or additional Guarantor shall, upon executing an agreement in the form attached hereto as Exhibit A, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Guarantor had originally executed this Guaranty and in the case of a substitution, in lieu of the Guarantor being replaced. No such substitution shall be effective absent the written consent of the Guaranteed Creditors delivered in accordance with the terms of the Credit Agreement, nor shall it in any manner affect the obligations of the other Guarantors hereunder.

       11. All diligence in collection or protection, and all presentment, demand, protest and/or notice, as to any and everyone, whether or not the Company or the Guarantors or others, of dishonor and of default and of non-payment and of the creation and existence of any and all of said indebtedness hereby guaranteed, and of any security and collateral therefor, and of the acceptance of this Guaranty, and of any and all extensions of credit and indulgence hereunder, are expressly waived.

       12. No act of commission or omission of any kind, or at any time, upon the part of the Guaranteed Creditors in respect to any matter whatsoever, shall in any way affect or impair this Guaranty.

       13. The Guarantors waive any and all defenses, claims and discharges of the Company, or any other obligor, pertaining to the indebtedness hereby guaranteed, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the Guarantors will not assert, plead or enforce against the Guaranteed Creditors any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statue of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to the Company or any other person liable in respect of any of the indebtedness hereby guaranteed, or any set-off available against the Guaranteed Creditors to the Company or any such other person, whether or not on account of a related transaction. The Guarantors agree that the Guarantors shall be and remain jointly and severally liable for any deficiency remaining after foreclosure or other realization on any lien or security interest securing the indebtedness hereby guaranteed, whether or not the liability of the Company or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

       14. If any payment applied by the Guaranteed Creditors to the indebtedness hereby guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of the Company or any other obligor), the indebtedness hereby guaranteed to which such payment was applied shall for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such of the indebtedness hereby guaranteed as fully as if such application had never been made.

       15. The liability of the Guarantors under this Guaranty is in addition to and shall be cumulative with all other liabilities of the Guarantors after the date hereof to the Guaranteed Creditors as a Guarantor of the indebtedness hereby guaranteed, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

       16. Any invalidity or unenforceability of any provision or application of this Guaranty shall not affect other lawful provisions and applications hereof, and to this end the provisions of this Guaranty are declared to be severable. Without limiting the generality of the foregoing, any invalidity or unenforceability against any Guarantor of any provision or application of the Guaranty shall not affect the validity or enforceability of the provisions or application of this Guaranty as against the other Guarantors.

       17. Each of the Guarantors jointly and severally agrees to pay to the Agent for the benefit of the Guaranteed Creditors all reasonable costs and expenses (including court costs and reasonable attorneys' fees) suffered or incurred by the Guaranteed Creditors in enforcing or endeavoring to enforce the Guarantors' obligations hereunder, or any part thereof, and in protecting, defending or enforcing the Guarantors' obligations hereunder in any litigation, bankruptcy or insolvency or proceedings or otherwise.

       18. Any demand for payment on this Guaranty or any other notice required or desired to be given hereunder to any Guarantor shall be in writing (including, without limitation, notice by telecopy) and shall be given to the relevant party at its address or telecopier number set forth on the appropriate signature page hereof, or such other address or telecopier number as such party may hereafter specify by notice to the Agent given by United States certified or registered mail, by telecopy or by other telecommunication device capable of creating a written record of such notice and its receipt. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and a confirmation of such telecopy has been received by the sender,
(ii) if given by mail, five (5) days after such communication is deposited in the mail, certified or registered with return receipt requested, addressed as aforesaid or (iii) if given by any other means, when delivered at the addresses specified in this Section.

       19. No Lender shall have the right to institute any suit, action or proceeding in equity or at law in connection with this Guaranty for the enforcement of any remedy under or upon this Guaranty; it being understood and intended that no one or more of the Lenders shall have any right in any manner whatsoever to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided and for the benefit of the Lenders.

       20. This Guaranty shall be governed by and construed according to the law of the State of Illinois (without regard to principles of conflicts of laws) in which state it shall be performed by the Guarantors and may not be waived, amended, released or otherwise changed except by a writing signed by the Guaranteed Creditors. This Guaranty and every part thereof shall be effective upon delivery to the Agent, without further act, condition or acceptance by the Guaranteed Creditors, shall be binding upon the Guarantors and upon the legal representatives, successors and assigns of the Guarantors, and shall inure to the benefit of the Guaranteed Creditors, their successors, legal representatives and assigns. The Guarantors waive notice of the Guaranteed Creditors' acceptance hereof. This Guaranty may be executed in counterparts and by different parties hereto on separate counterparts each of which shall be an original, but all together to be one and the same instrument.

       21. Upon the execution of this Guaranty by the Guarantors and the Agent, this Guaranty shall supersede all provisions of that certain Guaranty Agreement dated as of April 16, 1996, as supplemented, among certain of the Guarantors and the Agent (the "Prior Guaranty"). The Guarantors agree that, notwithstanding the execution and delivery of this Guaranty, the obligations of such Guarantors created and provided for under the Prior Guaranty continue in effect (without duplication) under and pursuant to the terms of this Guaranty for the benefit of all of the indebtedness hereby guaranteed.

       22. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Guaranty, the other Credit Documents or the transactions contemplated hereby or thereby. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum. Each Guarantor, the Agent and each Guaranteed Creditor hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Guaranty or any other Credit Document or the transactions contemplated hereby or thereby.

                          [Signature Pages to follow]

     In Witness Whereof, the Guarantors have caused this Guaranty to be executed and delivered as of the date first above written.

                                     "Guarantors"

                                     WSKC Dialysis Services, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Asst. Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Ohio Valley Dialysis Center, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Secretary/Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Northwest Indiana Dialysis, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Asst. Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     New York Dialysis Management, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Mercy Dialysis Center, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     DuPage Dialysis, Ltd.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Asst. Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Lake Avenue Dialysis Center, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Asst. Treasurer
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Home Dialysis of America, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Amarillo Acute Dialysis Specialists,
                                       L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Dialysis Specialists of Corpus Christi,
                                       L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Home Dialysis of Eastagate, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Dialysis Services of Cincinnati, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Dialysis Specialists of Marietta, Ltd.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke

                                     Saint Margaret Mercy Dialysis
                                       Centers, L.L.C.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     Everest Management, Inc.

                                        /s/ John B. Bourke
                                     By____________________________________
                                           CFO
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

                                     The Extracorporeal Alliance, L.L.C.
                                     By: Everest Management, Inc., as Manager

                                        /s/ John B. Bourke
                                     By____________________________________
                                           Secretary
                                       Its_________________________________

                                     Address:
                                     101 North Scoville
                                     Oak Park, Illinois 60302
                                     Attention: Mr. John B. Bourke
                                     Telephone: (708) 386-9076
                                     Telecopy: (708) 386-1711

Accepted and agreed to in Chicago, Illinois as of the date first above written.

                                     Harris Trust and Savings Bank, as Agent

                                        /s/ Michael W. Lewis
                                     By____________________________________
                                           Senior Vice President
                                       Its_________________________________

                                     Address:
                                     111 West Monroe Street, 4E
                                     P.O. Box 755
                                     Chicago, Illinois 60690
                                     Attention: Ms. Gloria Compean
                                     Telephone: (312) 461-2324
                                     Telecopy: (312) 461-7365

                                   Exhibit A
                                       to
                               Guaranty Agreement

                Assumption and Supplement to Guaranty Agreement

     This Assumption and Supplement to Guaranty Agreement (the "Agreement") is dated as of this _____ day of ____________, 199___, made by [new guarantor], a ___________ corporation (the "New Guarantor");

                                Witnesseth that:

     Whereas, certain parties have executed and delivered to the Guaranteed Creditors that certain Amended and Restated Guaranty Agreement dated as of May 15, 1997, (such Amended and Restated Guaranty Agreement, as the same may from time to time be modified or amended, including supplements thereto which add or substitute parties as Guarantors thereunder, being hereinafter referred to as the "Guaranty") pursuant to which such parties (the "Existing Guarantors") have guaranteed to the Guaranteed Creditors the full and prompt payment of, among other things, any and all indebtedness, obligations and liabilities of Everest Healthcare Services Corporation (the "Company") arising under or relating to the Credit Agreement and the other Credit Documents described therein; and

     Whereas, the Company provides the New Guarantor with substantial financial, managerial, administrative, technical and design support and the New Guarantor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Lenders to the Company;

     Now, therefore, for value received, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Company by the Lenders from time to time, the New Guarantor hereby agrees as follows:

       1. The New Guarantor acknowledges and agrees that it shall become a "Guarantor" party to the Guaranty effective upon the date the New Guarantor's execution of this Agreement and the delivery of this Agreement to the Agent on behalf of the Guaranteed Creditors, and that upon such execution and delivery, all references in the Guaranty to the terms "Guarantor" or "Guarantors" shall be deemed to include the New Guarantor.

       2. The New Guarantor hereby assumes and becomes liable (jointly and severally with all the other Guarantors) for the indebtedness hereby guaranteed (as defined in the Guaranty) and agrees to pay and otherwise perform all of the obligations of a Guarantor under the Guaranty according to, and otherwise on and subject to, the terms and conditions of the Guaranty to the same extent and with the same force and effect as if the New Guarantor had originally been one of the Existing Guarantors under the Guaranty and had originally executed the same as such an Existing Guarantor.

       3. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Guaranty, except that any reference to the term "Guarantor" or "Guarantors" and any provision of the Guaranty providing meaning to such term shall be deemed a reference to the Existing Guarantors and the New Guarantor. Except as specifically modified hereby, all of the terms and conditions of the Guaranty shall stand and remain unchanged and in full force and effect.

       4. The New Guarantor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent or the Guaranteed Creditors may deem necessary or proper to carry out more effectively the purposes of this Agreement.

       5. No reference to this Agreement need be made in the Guaranty or in any other document or instrument making reference to the Guaranty, any reference to the Guaranty in any of such to be deemed a reference to the Guaranty as modified hereby.

       6. This Agreement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law) in which state it shall be performed by the New Guarantor.


                                     [New Guarantor]


                                     By
                                        Its____________________________________

     Acknowledged and agreed to in Chicago, Illinois as of the date first above written.
                                     Harris Trust and Savings Bank, as
                                       Agent


                                     By
                                        Its____________________________________

                                      -2-